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                                                                    Exhibit 10.4
                       FIRST AMENDMENT TO PROMISSORY NOTE

         THIS FIRST AMENDMENT is executed as of February 9, 2000, is made by and among IPC ADVISORS S.A.R.L., a Luxembourg corporation (hereinafter referred to as "IPC"), having for the purposes of this Amendment, an address at 38-40 Rue Sainte Zithe, Luxembourg L-2763, BALANCED CARE CORPORATION, a Delaware corporation (hereinafter referred to as "BCC"), having an address at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 (IPC and BCC are hereinafter collectively referred to as the "Maker") and NEW MEDITRUST COMPANY LLC, a Delaware limited liability company (hereinafter referred to as the "Lender"), having an address at 197 First Avenue, Needham Heights, Massachusetts 02494.

         Reference is made to that certain Promissory Note, dated as of December 30, 1999, in the original principal amount of SEVEN MILLION EIGHT HUNDRED ELEVEN THOUSAND FIFTY-FOUR DOLLARS ($7,811,054), made by the Maker to the order of the Lender (the Note).

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Maker and the Lender hereby agree as follows:

         1. The Note is hereby amending by extending the Maturity Date, as defined in the Note, from November 30, 2000 to April 3, 2001.

         2. Paragraph 2 of the Note is hereby deleted in its entirety and restated to read as follows:

                  2. Interest Rate. Except as otherwise expressly in Paragraph 4 or 5 hereof, interest shall accrue on the outstanding principal balance hereunder as follows:

                           (i) no interest shall accrue hereunder from December 30, 1999 through and including October 31, 2000;

                           (ii) from November 1, 2000 through December 31, 2000, interest shall accrue at 12% per annum; and

                           (iii) from January 1, 2001 through April 3, 2001, interest shall accrue at 14% per annum.


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         3.       Paragraph 3 of the Note is hereby deleted in its entirety and is restated to read as follows:

                  3. Prepayment. The indebtedness evidenced by this Note may be prepaid, in whole or in part, at any time from December 30, 1999 through and including October 31, 2000, without prepayment penalty fee or premium. Thereafter, the Maker may not make any partial prepayments of the indebtedness evidenced by this Note; provided, however, that notwithstanding the foregoing, the indebtedness evidenced by this Note may be prepaid in whole at any time without prepayment penalty, fee or premium.

         4. This Amendment shall be deemed to amend the Note solely as expressly set forth herein and, as amended hereby, the Note is hereby ratified, approved and confirmed in every aspect and is valid, binding and in full force and effect.

         5. This Amendment shall be binding upon the Maker and the Lender and all of their respective successors and assigns.

         6. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Maker and the Lender have caused this Amendment to be signed in their respective corporate names as an instrument under seal by their respective duly authorized officers on the date and in the year first above written.


                                     MAKER:

WITNESS:                             IPC ADVISORS S.A.R.L., a Luxembourg
                                     corporation




/s/Nicole Rioux                       By:/s/J.B. Unsworth
Name: Nicole Rioux                          Name: J.B. Unsworth
                                            Title: Manager

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WITNESS:                             BALANCED CARE CORPORATION, a
                                     Delaware corporation




/s/Jaynelle D. Covert                By:/s/Robin L. Barber
Name:Jaynelle D. Covert                    Name:  Robin L. Barber
                                           Title: Senior Vice President
                                                  and Legal Counsel &
                                                  Assistant Secretary


WITNESS:                             LENDER:

                                     NEW MEDITRUST COMPANY LLC, a
                                     Delaware limited liability company



/s/Annemarie Wasniewski              By:/s/ Michael J. Benjamin
Name:Annemarie Wasniewski                   Name: Michael J. Benjamin,
                                                  Esq.
                                            Title:Senior Vice President